UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2010

Symbion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices and Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, SMBI Idaho, LLC, a wholly owned subsidiary of Symbion, Inc. (the “Company”), completed the acquisition of a 54.46% ownership interest in Mountain View Hospital, LLC (“Mountain View Hospital”), which owns and operates a 43-bed general acute care hospital located in Idaho Falls, Idaho.  The acquisition closed on April 9, 2010. The purchase price for the acquisition was $31.9 million, plus the assumption of existing indebtedness of $6.1 million.  The purpose of this Amendment No. 1 to the Current Report on Form 8-K filed by the Company on April 15, 2010 is to file historical financial statements and pro forma financial information in accordance with Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•                  Mountain View Hospital’s historical audited balance sheets as of December 31, 2009 and 2008, and historical audited statements of operations, members’ equity and cash flows for the years ended December 31, 2009 and 2008 with accompanying notes and Independent Auditors’ Report

•                  Mountain View Hospital’s historical unaudited balance sheet as of March 31, 2010 and historical unaudited statements of operations for the three months ended March 31, 2010

(b)                                 Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

•                  Unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2010

•                  Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2009 and the three months ended March 31, 2010

•                  Notes to unaudited pro forma combined condensed consolidated financial information

(d)                                 Exhibits

23.1                      Consent of Independent Auditors

99.1                      Financial statements listed in Item 9.01(a)

99.2                      Unaudited pro forma combined condensed consolidated financial information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBION, INC.

Date: June 25, 2010	By:	/s/ Teresa F. Sparks
Teresa F. Sparks.
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

No.	Description

23.1	Consent of Independent Auditors

99.1	Financial statements listed in Item 9.01(a)

99.2	Unaudited pro forma combined condensed consolidated financial information listed in Item 9.01(b)